Exhibit 10.18

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                        RECEIVABLES PURCHASE AGREEMENT


                           Dated as of June 30, 1999


                                by and between


                      PHH VEHICLE MANAGEMENT SERVICES LLC


                                      and


                               RAVEN FUNDING LLC



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                              TABLE OF CONTENTS

                                                                        Page

ARTICLE I.

         DEFINITIONS AND INTERPRETATION.....................................1

         Section 1.1  Definitions...........................................1
         Section 1.2  Rules of Construction.................................1

ARTICLE II.

         TRANSFERS OF FLEET RECEIVABLES.....................................1

         Section 2.1  Agreement to Transfer.................................1
         Section 2.2  Grant of Security Interest............................2

ARTICLE III.

         CONDITIONS PRECEDENT...............................................3

         Section 3.1  Conditions to Initial Transfer........................3
         Section 3.2  Conditions to all Transfers...........................3

ARTICLE IV.

         REPRESENTATIONS, WARRANTIES AND COVENANTS..........................4

         Section 4.1  Representations and Warranties of the Originator......4
         Section 4.2  Affirmative Covenants of the Originator...............7
         Section 4.3  Negative Covenants of the Originator.................12
         Section 4.4  Breach of Representations, Warranties or Covenants...13

ARTICLE V.

         INDEMNIFICATION...................................................14

         Section 5.1  Indemnification......................................14

ARTICLE VI.

         MISCELLANEOUS.....................................................15

         Section 6.1  Notices..............................................15
         Section 6.2  No Waiver; Remedies..................................16
         Section 6.3  Successors and Assigns...............................16
         Section 6.4  Termination; Survival of Obligations.................17
         Section 6.5  Complete Agreement, Modification of Agreement........17
         Section 6.6  Amendments and Waivers...............................17
         Section 6.7  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                        JURY TRIAL.........................................18
         Section 6.8  Counterparts.........................................19


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INDEX OF APPENDICES

Exhibit 2.1(a)   Form of Receivables Assignment
Schedule 4.1(b)  Executive Offices; Collateral Locations; Names of Originator


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          THIS RECEIVABLES PURCHASE AGREEMENT ("Agreement") is entered into as of June 30, 1999, by and between PHH VEHICLE MANAGEMENT SERVICES LLC, a Delaware limited liability company (the "Originator" or "VMS"), and RAVEN FUNDING LLC, a Delaware limited liability company ("SPV").


                                   RECITALS

          A. The Originator owns all of the outstanding membership interests of SPV.

          B. The Originator intends to sell, and SPV intends to purchase, certain Fleet Receivables, from time to time, as described herein.

          C. In addition, the Originator, as sole member of SPV may, from time to time, contribute capital to SPV in the form of Contributed Fleet Receivables or cash.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I.

                        DEFINITIONS AND INTERPRETATION

          Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in Annex X.

          Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All annexes, schedules and exhibits hereto, or expressly identified in this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.


                                  ARTICLE II.

                        TRANSFERS OF FLEET RECEIVABLES

                      Section 2.1 Agreement to Transfer.

                  (a) Fleet Receivables Transfers. Subject to the terms and conditions hereof, the Originator agrees to sell (without recourse except to the extent specifically provided herein) or contribute to SPV on the Closing Date and on each Settlement Date thereafter (each such date, a "Transfer Date") all Fleet Receivables owned by it as of the close of business on the first Business Day of the calendar month during which such Transfer Date occurred (or, in the case of the initial Transfer Date, as of June 29, 1999), together with

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          all of the Originator's right, title and interest in and to the
          Receivables Property, and SPV agrees to purchase or accept as a capital contribution all such Fleet Receivables and Receivables Property on each such date. Each such Transfer shall be evidenced by a certificate of assignment substantially in the form of Exhibit 2.1(a) (the "Receivables Assignment"), and the Originator and SPV shall execute and deliver a Receivables Assignment on or before the Closing Date and each other Transfer Date.

                  (b) Determination of Sold Fleet Receivables. On and as of each Transfer Date, Fleet Receivables sold to, and purchased by, SPV shall consist of those Fleet Receivables owned by the Originator and identified by the Originator on Schedule I to the Receivables Assignment for sale to SPV (each such Fleet Receivable individually, a "Sold Fleet Receivable," and collectively, the "Sold Fleet Receivables"). The "Sale Price" of all Sold Fleet Receivables shall be equal to the fair market value thereof as agreed upon from time to time by the Originator and SPV.

                  (c) Payment of Purchase Price. In consideration for each Sale of Sold Fleet Receivables hereunder, subject to the conditions set forth in Article III, SPV shall pay to the Originator on the Transfer Date therefor the Sale Price therefor in Dollars in immediately available funds. All payments by SPV under this Section 2.1(c) shall be effected by means of a wire transfer not later than 3:00 p.m. (New York time) on the day when due to Account No. 175 803 71, ABA No. 052 000113, Reference: Raven Funding for PHH VMS LLC.

                  (d) Determination of Contributed Fleet Receivables. On and as of each Transfer Date, the Originator shall contribute to SPV a capital contribution of all Fleet Receivables owned by the Originator as of such Transfer Date that have not been identified as Sold Fleet Receivables pursuant to Section 2.1(b) (each such contributed Fleet Receivable individually, a "Contributed Fleet Receivable," and collectively, the "Contributed Fleet Receivables").

                  (e) Ownership of Transferred Fleet Receivables. On and after each Transfer Date and after giving effect to the Transfers to be made on each such date, SPV shall own the Transferred Fleet Receivables and the Originator shall not take any action inconsistent with such ownership nor shall the Originator claim any ownership interest in such Transferred Fleet Receivables.

                  (f) Servicing of Transferred Fleet Receivables. The parties hereto acknowledge that, in accordance with the terms of the Servicing Agreement, as supplemented by the Sold SUBI Supplement 1999-1 to the Servicing Agreement, the Servicer shall conduct the servicing and administration of and collection of the Transferred Fleet Receivables.

          Section 2.2 Grant of Security Interest. The parties hereto intend that each Transfer shall constitute a purchase and sale or capital contribution, as applicable, and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that any transaction provided for herein constitutes a loan and not


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a purchase and sale or capital contribution, as applicable, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Originator shall be deemed to have granted, and the Originator does hereby grant, to SPV a first priority Lien in and to all of the Originator's right, title and interest in, to and under the Transferred Fleet Receivables and the Receivables Property.


                                 ARTICLE III.

                             CONDITIONS PRECEDENT

          Section 3.1 Conditions to Initial Transfer. The initial Transfer hereunder shall be subject to satisfaction of each of the following conditions precedent:

                  (a) Agreement; Other Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Originator and SPV, and SPV shall have received such documents, instruments, agreements and legal opinions as SPV shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to SPV.

                  (b) Governmental Approvals. SPV shall have received (i) satisfactory evidence that the Originator has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from the Originator in form and substance satisfactory to SPV affirming that no such consents or approvals are required.

                  (c) Compliance with Laws. The Originator shall be in compliance with all applicable foreign, federal, state and local laws and regulations, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (d) The Effective Date. The Effective Date (as defined in the Indenture) shall have occurred.

          Section 3.2 Conditions to all Transfers. Each Transfer hereunder (including the initial Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Transfer Date therefor:

                  (a) the representations and warranties of the Originator contained herein shall be true and correct in all material respects as of such Transfer Date, both before and after giving effect to such Transfer and to the application of any Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date (in which case it shall be true and correct in all material respects as of such earlier date);


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                  (b) no Servicer Termination Event, Receivables Purchase
         Termination Event or Potential Receivables Purchase Termination Event shall have occurred and be continuing or would result after giving effect to such Transfer or the application of any Sale Price therefor; and

                  (c) the Originator shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to SPV as SPV may reasonably request.

The acceptance by the Originator of the Sale Price for any Sold Fleet Receivables on any Transfer Date shall be deemed to constitute, as of any such Transfer Date, a representation and warranty by the Originator that the conditions in this Section 3.2 have been satisfied.


                                  ARTICLE IV.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.1 Representations and Warranties of the Originator. To induce SPV to purchase the Sold Fleet Receivables and to accept the Contributed Fleet Receivables, the Originator makes the following representations and warranties to SPV as of each Transfer Date, each and all of which shall survive the execution and delivery of this Agreement.

                  (a) Existence; Compliance with Law. The Originator (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;
         (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except when the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect; (iii) has the requisite limited liability company power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except to the extent that any failure with respect to any such license, permit, consent, approval, filing or notice, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (v) is in compliance with its certificate of formation and limited liability company agreement; and (vi) is in compliance with all Applicable Law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) Executive Offices; Collateral Locations; Company Names. As of the Closing Date, the current location of the Originator's chief executive office, principal place of business, and the locations of its records concerning the Transferred Fleet Receivables are set forth in Schedule 4.1(b). During the prior five years, except as set

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          forth in Schedule 4.1(b), the Originator has not been known as or used any corporate, fictitious or trade name other than PHH Vehicle Management Services Corporation.

                  (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Originator of this Agreement and the other Transaction Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for herein and therein and, solely with respect to clause
         (g) below, the exercise by SPV or any assignee or transferee thereof of any of its rights and remedies under any Transaction Document to which it is a party: (i) are within the Originator's limited liability company power; (ii) have been duly authorized by all necessary or proper company or member action; (iii) do not contravene any provision of the Originator's limited liability company agreement or certificate of formation; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Originator is a party or by which the Originator or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Originator; and (vii) do not require the consent or approval of, or filing with or notice to, any Governmental Authority or any other Person, except those referred to in Section 3.1(b), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Transaction Documents to which the Originator is party shall have been duly executed and delivered by the Originator and each such Transaction Document shall then constitute a legal, valid and binding obligation of the Originator enforceable against it in accordance with its terms.

                  (d) No Litigation. No Litigation is now pending or, to the knowledge of the Originator, threatened against the Originator that
         (i) challenges the Originator's right or power to enter into or perform any of its obligations under the Transaction Documents to which it is a party, or the validity or enforceability of any Transaction Document or any action taken thereunder, (ii) seeks to prevent the Transfer, purchase or pledge of any Fleet Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Transaction Documents or (iii) has a reasonable risk of being determined adversely to the Originator and that, if so determined, could have a Material Adverse Effect.

                  (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Transaction Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Originator is and will be Solvent.

                  (f) Material Adverse Effect. Between December 31, 1998 and the Closing Date, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.


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                  (g) Liens. The Liens granted to SPV pursuant to Section 2.2 are fully perfected first priority Liens in and to the Transferred Fleet Receivables and the Receivables Property, subject only to Permitted Liens.

                  (h) Margin Regulations. The use of all funds acquired by the Originator under this Agreement will not conflict with or contravene any of Regulations T, U, and X of the Board of Governors of the Federal Reserve System, as the same may from time to time be amended, supplemented or otherwise modified.

                  (i) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

                  (j) Government Regulation. The Originator is not, and is not controlled by, an "investment company" registered or required to be registered under (and as such term is defined in) the Investment Company Act. The Originator is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The purchase or acquisition of the Transferred Fleet Receivables by SPV hereunder, the application of the Sale Price therefor and the consummation by the Originator and SPV of the transactions contemplated by this Agreement and the other Transaction Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

                  (k) Fleet Receivables. With respect to each Transferred Fleet Receivable, as of the Transfer Date of such Transferred Fleet
          Receivable:

                    (i) such Fleet Receivable satisfies the criteria for an
               Eligible Receivable;

                    (ii) immediately prior to its Transfer to SPV such Fleet
               Receivable was owned by the Originator free and clear of any Adverse Claim (other than Permitted Liens), and the Originator has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Transaction Documents and, upon such Transfer, SPV will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Fleet Receivable, free and clear of any Adverse Claim and, following such Transfer, such Fleet Receivable will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Originator;

                    (iii) the Transfer of each such Fleet Receivable and
               Receivables Property pursuant to this Agreement and the Receivables Assignments constitutes, as applicable, a valid sale or contribution, transfer, assignment, setover and conveyance to SPV of all right, title and interest of the Originator in and to such Fleet Receivable and Receivables Property, which transfer is perfected and of first priority under Applicable Law; and

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                    (iv) the Originator has no knowledge of any fact
               (including any defaults by the Obligor thereunder on any other Fleet Receivable) that would cause it or should have caused it to expect that any payments on such Fleet Receivable will not be paid in full when due or that is reasonably likely to cause or result in any other Material Adverse Effect with respect to such Fleet Receivable.

                  (l) ERISA. No notice of a Lien arising under Title IV of ERISA has been filed under Section 6323(a) of the Internal Revenue Code of 1986, as amended (or any successor provision) against, or otherwise affecting, the assets of the Originator.

                  (m) Tax filings and Expenses. The Originator has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of the Originator, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Originator, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Originator has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each state in which it is required to so qualify.

                  (n) Other Representations. All representations and warranties of the Originator made in each Transaction Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

The representations and warranties described in this Section 4.1 shall survive the Transfer of the Transferred Fleet Receivables to SPV, any subsequent assignment of the Transferred Fleet Receivables by SPV, and the termination of this Agreement and the other Transaction Documents and shall continue until the indefeasible payment in full of all Transferred Fleet Receivables.

          Section 4.2 Affirmative Covenants of the Originator. The Originator covenants and agrees that, unless otherwise consented to by SPV, from and after the Closing Date:

                  (a) Offices and Records. The Originator shall maintain its principal place of business and chief executive office and the office at which it keeps its Records at the respective locations specified in Schedule 4.1(b) or, upon 30 days' prior written notice to SPV, at such other location in a jurisdiction where all action required to be taken pursuant to Section 6.13 shall have been taken with respect to the Transferred Fleet Receivables. The Originator shall at its own cost and expense, for not less than three years from the date on which each Transferred Fleet Receivable was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Transferred Fleet Receivable, including records of all payments received, credits granted and merchandise returned with respect thereto.

                  (b) Access. At any reasonable time and from time to time at the reasonable request of SPV, any Holder of a Fleet Receivable SUBI Certificate or any pledgee or

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          assignee thereof, the Originator shall permit such Person as SPV or such Holder or pledgee or assignee, as the case may be, may designate, at such Person's expense, to conduct audits or visit and inspect any of the properties of the Originator to examine the Records, internal controls and procedures maintained by the Originator with respect to the Transferred Fleet Receivables and take copies and extracts therefrom, and to discuss matters relating to the Transferred Fleet Receivables or the Originator's performance under this Agreement or the Originator's affairs, finances and accounts with its officers, employees, agents and, upon notice to the Originator, independent accountants. The Originator hereby authorizes such officers, employees, agents and independent accountants to discuss with SPV and any Holder of a Fleet SUBI or any pledgee or assignee thereof and their designees such matters and the affairs, finances and accounts of the Originator. Any audit provided for herein shall be conducted in accordance with the Originator's rules respecting safety and security on its premises and without materially disrupting operations.

                  (c) Compliance With Policies. The Originator shall originate the Fleet Receivables in accordance with the Policies and comply in all material respects with the Policies applicable to each Transferred Fleet Receivable and the Fleet Service Contracts therefor, and with the terms of such Fleet Receivables and Fleet Service Contracts.

                  (d) Assignment. The Originator agrees that SPV may assign all of its right, title and interest in, to and under the Transferred Fleet Receivables, the Receivables Property and this Agreement, including its right to exercise the remedies set forth in Section 4.4, to the Origination Trust pursuant to the Contribution Agreement and agrees that the Origination Trust may create and issue to SPV a special unit of beneficial interest in the Transferred Fleet Receivables, the Receivables Property and this Agreement (the "Fleet Receivable SUBI"), a portion of which will be represented by a certificate issued by the Origination Trust and retained by SPV (the "SPV Fleet Receivable SUBI Certificate") and a portion of which will be represented by another certificate issued by the Origination Trust (the "Fleet Receivable SUBI Certificate") which will be transferred by SPV to the Issuer pursuant to the Transfer Agreement and pledged by the Issuer to the Indenture Trustee under the Indenture. The Originator agrees that, upon any such assignment and pledge to the Issuer, as holder of the Fleet Receivables SUBI Certificate, or the Indenture Trustee, as the pledgee thereof, may enforce directly, without joinder of SPV, all of the obligations of such Originator hereunder, including any obligations of the Originator set forth in Sections 4.2(j), 4.4, 5.1 and 6.13.

                  (e) Compliance With Agreements and Applicable Laws. The Originator shall perform each of its obligations under this Agreement and the other Transaction Documents and comply with all federal, state and local laws and regulations applicable to it and the Fleet Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.


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                  (f) Maintenance of Existence and Conduct of Business. The
         Originator shall preserve and maintain its limited liability company existence, rights, franchise and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

                  (g) Notice of Material Event. The Originator shall promptly inform SPV, the Issuer and the Indenture Trustee in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Originator proposes to take with respect thereto:

                          (i) any Litigation commenced or threatened against
                  the Originator which could reasonably be expected to have a Material Adverse Effect or with respect to or in connection with all or any portion of the Transferred Fleet Receivables;

                         (ii) the commencement of a case or proceeding by or
                  against the Originator seeking a decree or order in respect of the Originator (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Originator or for any substantial part of such Person's assets, or (C) ordering the winding-up or liquidation of the affairs of the Originator;

                        (iii) the receipt of notice that (A) the Originator is
                  being placed under regulatory supervision, (B) any license, permit, charter, registration or approval is to be, or may be, suspended or revoked, which suspension or revocation may have a Material Adverse Effect, or (C) the Originator is to cease and desist any practice, procedure or policy employed by the Originator in the conduct of its business if such cessation which could reasonably be expected to have a Material Adverse Effect;

                         (iv) (A) any Adverse Claim made or asserted against
                  any of the Transferred Fleet Receivables of which it becomes aware or (B) any determination that a Transferred Fleet Receivable was not an Eligible Receivable on the Transfer Date therefor; or

                          (v) any other event, circumstance or condition that
                  has had or could reasonably be expected to have a Material Adverse Effect.

                  (h) Separate Identity. The Originator shall take all actions required to maintain SPV's status as a separate legal entity, including (i) not holding SPV out to third parties as other than an entity with assets and liabilities distinct from the Originator and the Originator's other Subsidiaries; (ii) not holding itself out to be responsible for the Indebtedness of SPV or, other than by reason of owning, membership interests in SPV,

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          for any decisions or actions relating to SPV; (iii) preparing separate financial statements for SPV; (iv) taking such other actions as are necessary on its part to ensure that all procedures required by its and SPV's respective limited liability company agreement and certificate of formation are duly and validly taken;
          (v) keeping correct and complete records and books of account and minutes; and (vi) not acting in any manner that could foreseeably mislead others with respect to SPV's separate identity. In addition to the foregoing, the Originator and SPV shall take such actions as shall be required in order that:

                          (i) The Originator shall maintain records and books
                  of account separate from those of SPV.

                         (ii) The resolutions, agreements and other
                  instruments underlying the transactions described in this Agreement shall be continuously maintained by the Originator as official records.

                        (iii) The Originator shall maintain an arm's-length
                  relationship with SPV and shall not hold itself out as being liable for the Indebtedness of SPV.

                         (iv) The Originator shall keep its assets and
                  liabilities wholly separate from those of SPV.

                          (v) The Originator shall not mislead third parties
                  by conducting or appearing to conduct business on behalf of SPV or expressly or impliedly representing or suggesting that the Originator is liable or responsible for the Indebtedness of SPV or that the assets of the Originator are available to pay the creditors of SPV.

                         (vi) The Originator shall at all times have
                  stationery and other business forms and a mailing address and telephone number separate from those of SPV.

                        (vii) The Originator shall at all times limit its
                  transactions with SPV only to those expressly permitted hereunder or under any other Transaction Document.

                       (viii) The Originator shall comply with (and cause to
                  be true and correct) each of the facts and assumptions relating to the Originator and SPV contained in the no substantive consolidation opinion of White & Case LLC delivered on the Closing Date.

                 (i) Payment, Performance and Discharge of Obligations. (i) Subject to Section 4.2(i)(ii), the Originator shall pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due, except to the extent that the failure to so act, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                         (ii) The Originator may in good faith contest, by
                  appropriate proceedings, the validity or amount of any charges or claims described in Section 4.2(i)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of the Originator, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Transferred Fleet Receivables may become subject to forfeiture or loss as a result of such contest, and (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens.

                  (j) Adjustments to Sale Price. If on any day the Billed Amount of any Sold Fleet Receivable or Contributed Fleet Receivable is reduced as a result of any Dilutions, the Originator shall, on or prior to the next following Settlement Date, make a cash payment to SPV in the amount of such reduction by remitting such amount to the Collection Account.

                  (k) Annual Opinion of Counsel. On or before March 31 of each calendar year, commencing with March 31, 2000, Originator shall furnish to the SPV, the Issuer and the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Agreement, the Receivables Assignments and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain SPV's perfected ownership interest in the Transferred Fleet Receivables and Receivables Property sold by this Agreement and the Receivables Assignments and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such ownership interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Agreement and the Receivables Assignments and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the SPV's ownership interest in the Transferred Fleet Receivables and Receivables Property until March 31 in the following calendar year.

                  (l) Protection of Title. (i) Originator shall execute and file such financing statements, and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to perfect and preserve the transfer, assignment and conveyance hereunder to the SPV of the Transferred Fleet Receivables and Receivables Property and in the proceeds thereof. The Originator shall deliver (or cause to be delivered) to the SPV, the Issuer and the Indenture Trustee file stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                         (ii) The Originator shall not change its name,
                  identity or limited liability company structure in any manner that would, could or might make any financing statement or continuation statement or continuation statement filed by the Originator in accordance with this Agreement seriously misleading within the meaning of Section 9-402(7) of the New York UCC, unless it shall have given

                  SPV, the Issuer and the Indenture Trustee at least 30 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of the Issuer's interest in all Transferred Fleet Receivables and Receivables Property sold, transferred, conveyed and assigned hereunder.

                        (iii) The Originator shall give SPV, the Issuer and
                  the Indenture Trustee at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Originator shall at all times maintain its principal executive office within the United States of America.

                  (m) Computer Files Marked. The Originator shall, at its own expense, on or prior to each Transfer Date, indicate in its computer files created in connection with the Transferred Fleet Receivables and Receivables Property for such Transfer Date that such Transferred Fleet Receivables and Receivables Property have been transferred, assigned and conveyed to SPV pursuant to this Agreement.

          Section 4.3 Negative Covenants of the Originator. The Originator covenants and agrees that, without the prior written consent of SPV, from and after the Closing Date:

                  (a) Sale of Assets. The Originator shall not sell, transfer, convey, assign (by operation of law or otherwise) or otherwise dispose of, or assign any Transferred Fleet Receivable, Receivables Property or Fleet Service Contract therefor (except as otherwise expressly permitted by this Agreement or any of the other Transaction Documents).

                  (b) Liens. The Originator shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to the Transferred Fleet Receivables or the Receivables Property except for Permitted Liens.

                  (c) Modifications of Fleet Receivables or Fleet Service Contracts. The Originator shall not extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Fleet Receivable, or amend, modify or waive any payment term or condition of any Fleet Service Contract therefor as it applies to any outstanding Fleet Receivable except in accordance with the Policies to the extent permitted by Section 4.2(j).

                  (d) Sale Characterization. The Originator shall not make statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than, with respect to the Sale of each Sold Fleet Receivable and the Transfer of each Contributed Fleet Receivable, as a true sale and/or absolute assignment of its full right, title and ownership interest in such Transferred Fleet Receivable and the Receivables Property to SPV.

                  (e) Actions Affecting Rights. The Originator shall not (i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any material rights hereunder or under the other Transaction Documents, including rights with respect to the Transferred Fleet Receivables and the Receivables Property (except as provided in clause (ii) below); (ii) waive or alter any rights with respect to the Transferred Fleet Receivables (or any agreement or instrument relating thereto) except in accordance with the Policies; or (iii) fail to pay any tax, assessment, charge, fee or other obligation of the Originator with respect to the Transferred Fleet Receivables and the Receivables Property , or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of SPV to and the sole record and beneficial ownership interest of SPV in the Transferred Fleet Receivables and the Receivables Property, or prior to their Transfer hereunder, the Originator's right, title or interest therein.

                  (f) Change to Policies. No change that in any respect materially adversely affects the collectibility of the Fleet Receivables or otherwise has a Material Adverse Effect shall be made to the Policies without the prior written consent of SPV, the Issuer and, while any Series of Investor Notes are outstanding, the Indenture Trustee.

                  (g) No Proceedings. From and after the Closing Date and until the date one year plus one day following the date on which each Series of Investor Notes and each series of Preferred Membership Interests have been indefeasibly paid in full in cash, the Originator shall not, directly or indirectly, institute or cause to be instituted against SPV any bankruptcy, insolvency or other similar proceeding.

                  (h) Separate Identity. The Originator shall not take any action that is inconsistent with the terms of Section 4.2(h) hereof,
         Section 6.18 of the Transfer Agreement, Section 9.6 of the Origination Trust Agreement or Section 8.24 of the Indenture.

          Section 4.4 Breach of Representations, Warranties or Covenants. Upon discovery by the Originator, SPV, the Issuer or the Indenture Trustee of any breach of any representation, warranty or covenant described in Sections 4.1,
4.2 or 4.3, which breach is reasonably likely to have a material adverse effect on the value of a Transferred Fleet Receivable or the interests of SPV or the Issuer therein, the party discovering the same shall give prompt written notice thereof to the other party hereto. The Originator shall, on or prior to the next succeeding Settlement Date upon the Originator's, SPV's or the Issuer's discovery of (or otherwise obtaining actual knowledge of) any breach of such representation, warranty or covenant, either (a) repurchase such Transferred Fleet Receivable from the Origination Trust for cash, by remitting the purchase price to the Servicer in such manner as will permit the Servicer to deposit the same on such date into the Collection Account in accordance with the terms of the Servicing Agreement (or if the Originator is then the Servicer, by remitting the purchase price to the Collection Account),
(b) transfer ownership of a new Eligible Receivable or new Eligible Receivables to SPV on such Settlement Date (or such Business Day in exchange for such Transferred Fleet Receivable), or (c) make a capital contribution in cash to SPV by remitting the amount of such capital contribution to the Collection Account, in each case in an amount

(the "Rejected Amount") equal to the Billed Amount of such Transferred Fleet Receivable minus the Collections received by SPV or its assignees in respect thereof.


                                  ARTICLE V.

                                INDEMNIFICATION

          Section 5.1 Indemnification. Without limiting any other rights that SPV or the Issuer or any of their respective officers, directors, employees, attorneys, agents or representatives (each, an "SPV Indemnified Person") may have hereunder or under applicable law, the Originator hereby agrees to indemnify and hold harmless each SPV Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such SPV Indemnified Person, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Transaction Documents, relating to or resulting from:

                  (a) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document to which it is a party or on any other information delivered by the Originator pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (b) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, any other Transaction Document to which it is a party or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Fleet Receivable or Fleet Service Contract therefor or other Receivables Property, or the nonconformity of any Transferred Fleet Receivable or the Fleet Service Contract therefor with any such applicable law, rule or regulation;

                  (c) the failure to vest and maintain vested in SPV, or to Transfer to SPV, valid and properly perfected title to and sole record and beneficial ownership of the Fleet Receivables that constitute Transferred Fleet Receivables, together with all Collections and in respect thereof or other Receivables Property, free and clear of any Adverse Claim;

                  (d) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Fleet Receivable that is the subject of a Transfer hereunder (including a defense based on such Fleet Receivable or the Fleet Service Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms, or any other claim resulting from the sale of the merchandise or services giving rise to such Fleet Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Fleet Receivable (if such collection activities were performed by the Originator acting as Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of SPV;

                  (e) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Fleet Service Contract;

                  (f) any failure by the Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Fleet Receivable and any other Receivables Property that is the subject of a Transfer hereunder, whether at the time of any such Transfer or at any subsequent time;

                  (g) any failure by the Originator or the Servicer to perform, keep or observe any of their respective duties or obligations hereunder, under any other Transaction Document to which it is a party or under any Fleet Service Contract related to a Transferred Fleet Receivable, including the commingling of Collections with respect to Transferred Fleet Receivables by the Originator or the Servicer at any time with the funds of any other Person;

                  (h) any investigation, Litigation or proceeding related to this Agreement or the use of the Sale Price obtained in connection with any Sale or the ownership of Fleet Receivables or Collections or any other Receivables Property with respect thereto or in respect of any Fleet Receivable or Fleet Service Contract or any other Receivables Property, except to the extent any such investigation, Litigation or proceeding relates to a matter involving an SPV Indemnified Person for which neither the Originator nor any of its Affiliates is at fault, as finally determined by a court of competent jurisdiction; or

                  (i) any claim brought by any Person other than an SPV Indemnified Person arising from any activity by the Originator or any of its Affiliates in servicing, administering or collecting any Transferred Fleet Receivables or any other Receivables Property;

provided, that the Originator shall not be liable for any indemnification to an SPV Indemnified Person to the extent that any such Indemnified Amounts result from (i) such SPV Indemnified Person's gross negligence or willful misconduct, (ii) recourse for uncollectible or uncollected Transferred Fleet Receivables (except to the extent resulting from a breach or default by Obligor under this Agreement) or (iii) any income tax or franchise tax incurred by any SPV Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by the Originator under this Agreement or any other Transaction Document to which it is a party.


                                  ARTICLE VI.

                                 MISCELLANEOUS

          Section 6.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 6.1, (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than SPV) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

          Section 6.2 No Waiver; Remedies. SPV's failure, at any time or times, to require strict performance by the Originator of any provision of this Agreement or the Receivables Assignments shall not waive, affect or diminish any right of SPV thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Originator contained in this Agreement or the Receivables Assignments, and no breach or default by the Originator hereunder or thereunder, shall be deemed to have been suspended or waived by SPV unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of SPV and directed to the Originator specifying such suspension or waiver. SPV's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that SPV may have under any other agreement, including the other Transaction Documents, by operation of law or otherwise.

          Section 6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Originator and SPV and their respective successors and permitted assigns, except as otherwise provided herein. The Originator may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of SPV, the Issuer and the Indenture Trustee. Any such purported assignment, transfer, hypothecation or other conveyance by the Originator without the prior express written consent of SPV, the Issuer and the Indenture Trustee shall be void. The Originator acknowledges that SPV may assign its rights granted hereunder, including the benefit of any indemnities under Article V and any Transferred Fleet Receivables and Receivables Property acquired hereunder to the Origination Trust pursuant to the Contribution Agreement and that SPV will transfer the Fleet Receivable SUBI Certificate (representing a beneficial interest in Origination Trust assets consisting of rights under this Agreement (including rights to indemnities and to Transferred Fleet Receivables and Receivables Property)) to the Issuer pursuant to the Transfer Agreement. The Issuer shall pledge the Fleet Receivable SUBI Certificate to the Indenture Trustee for the benefit of the Investor Noteholders under the Indenture. The Originator acknowledges that, upon such assignments and pledges, the Issuer or the Indenture Trustee, as the case may be, may enforce directly, without joinder of SPV, the rights set forth in this Agreement All such assignees, including parties to the Indenture in the case of any assignment to such parties, shall be third-party beneficiaries of, and shall be entitled to enforce SPV's rights and remedies under, this Agreement to the same extent as if they were parties hereto.

          Section 6.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the payment in full of each series of Investor Notes and each series of Preferred Membership Interests.

          (b) Except as otherwise expressly provided herein or in any other Transaction Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by SPV under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Originator or the rights of SPV relating to any unpaid portion of any and all recourse and indemnity obligations of the Originator to SPV, including those set forth in Sections 4.2(j), 4.4, 5.1 and 6.14, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Termination Date. Except as otherwise expressly provided herein or in any other Transaction Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Originator, and all rights of SPV hereunder, all as contained in the Transaction Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies pursuant to Sections 4.2(j), 4.4, the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(h), 6.3, and 6.13 shall be continuing and shall survive any termination of this Agreement.

          Section 6.5 Complete Agreement, Modification of Agreement. This Agreement and the other Transaction Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 6.6.

          Section 6.6 Amendments and Waivers. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Originator and SPV, but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in this Agreement only in a manner that would have no adverse effect on any Investor Noteholder or any Preferred Member.

          (b) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Originator and SPV, with the consent of the Indenture Trustee so long as any Series of Investor Notes is outstanding.

          (c) Prior to the execution of any such amendment or consent, the Originator shall furnish at least five (5) Business Days' prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests. No later than ten (10) Business Days after the execution of such amendment or consent, the Originator shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests and the Indenture Trustee.

          Section 6.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND EACH RECEIVABLES ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

          (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SPV FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE TRANSFERRED FLEET RECEIVABLES OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF THE ORIGINATOR ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SPV. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES

HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 6.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          Section 6.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 6.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          Section 6.11 No Setoff. The Originator's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Originator might have against SPV, the Issuer or the Indenture Trustee, all of which rights are hereby expressly waived by the Originator.

          Section 6.12 Further Assurances. (a) The Originator shall, at its sole cost and expense, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that SPV or the Indenture Trustee may request to carry out more effectively the provisions and purposes of this Agreement or any other Transaction Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) securing all consents and approvals necessary or appropriate for the assignment to or for the benefit of SPV of any Transferred Fleet Receivable and the Receivables Property, (ii) perfecting, protecting, preserving, continuing and maintaining fully the purchase by, and the assignments, security interests and other Liens granted or purported to be granted to, SPV under this Agreement (including the filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Transaction Document) and (iii) enabling SPV, the Issuer or the Indenture Trustee to exercise or enforce its rights under this Agreement or any of the other Transaction Documents. The Originator hereby authorizes SPV, the Issuer or the Indenture Trustee to file any such financing or continuation statements without the signature of the Originator to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Fleet Receivables or any part thereof and the Receivables Property shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Transferred Fleet Receivables or Receivables Property is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to SPV immediately upon the Originator's receipt thereof and promptly delivered to or at the direction of SPV.

          (b) If the Originator fails to perform any agreement or obligation under this Section 6.12, SPV, the Issuer or the Indenture Trustee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of SPV, the Issuer or the Indenture Trustee incurred in connection therewith shall be payable by such Originator upon demand of SPV, the Issuer or the Indenture Trustee.

          Section 6.13 Fees, Expenses and Taxes. In addition to its indemnification obligations pursuant to Article V, the Originator agrees to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Transferred Fleet Receivables), in connection with the enforcement of, or any actual or claimed breach of, this Agreement. The Originator shall pay all filing fees, stamp taxes and other similar taxes and expenses, if any, which may be incurred on account of or arise out of this Agreement and the documents and transactions entered into pursuant to this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Receivables Purchase Agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                                   PHH VEHICLE MANAGEMENT SERVICES LLC


                                   By  ________________________________
                                       Name:
                                       Title:

                                    Address:          900 Old Country Road
                                                      Garden City, NY  11530
                                    Attention:        General Counsel
                                    Facsimile:        (516) 222-3751


                                    RAVEN FUNDING LLC


                                    By  _________________________________
                                        Name:
                                        Title:

                                    Address:          900 Old Country Road
                                                      Garden City, NY  11530
                                    Attention:        General Counsel
                                    Facsimile:        (516) 222-3751

                                                             EXHIBIT 2.1(a)
                                                                     to the
                                             Receivables Purchase Agreement



                        FORM OF RECEIVABLES ASSIGNMENT


          THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered into as of __________, ____, by and between PHH Vehicle Management Services LLC ("VMS") and Raven Funding LLC ("SPV").

          1. We refer to that certain Receivables Purchase Agreement
(as the same may from time to time be amended, restated, supplemented or otherwise modified, the "Transfer Agreement") dated as of June 30, 1999 between VMS and SPV. All of the terms, covenants and conditions of the Transfer Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Transfer Agreement shall be applied herein as defined or established therein.

          2. [For good and valuable consideration, the receipt of which is hereby acknowledged, VMS hereby sells, assigns, transfers and conveys to SPV, without recourse, except as provided in the Transfer Agreement, all of VMS's right, title and interest in, to and under all Fleet Receivables identified on
Schedule I hereto as "Sold Receivables" and the Receivables Property with respect thereto.]

          [For good and valuable consideration, the receipt of which is hereby acknowledged, VMS hereby assigns, transfers and conveys to SPV as a capital contribution, without recourse, except as provided in the Transfer Agreement, all of VMS's right, title and interest in, to and under all Fleet Receivables identified on Schedule I hereto as "Contributed Receivables" and the Receivables Property with respect thereto.]

          3. The Fleet Receivables being transferred by this Receivables Assignment consist of [$______ in face amount of Sold Fleet Receivables for a purchase price of $______] [$______ in face amount of Contributed Fleet Receivables].

          4. Subject to the terms and conditions of the Transfer Agreement, VMS hereby covenants and agrees to sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of SPV and at VMS's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by SPV for the purpose of or in connection with acquiring or more effectively vesting in SPV or evidencing the vesting in SPV of the property, rights, title and interests of VMS sold or contributed hereunder or intended to be sold or contributed hereunder.

          5. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.

          6. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7. The foregoing [sale,] assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by SPV of any obligation of the undersigned to any other Person in connection with the Transferred Fleet Receivables and Receivables Property described above or any agreement or instrument relating to any of them.

          8. The SPV and VMS intend that the transactions contemplated by this assignment shall be treated as a [sale,] assignment, transfer and conveyance by VMS of the Transferred Fleet Receivables and Receivables Property described above and not a lending transaction. If this Assignment does not constitute a valid [sale,] assignment, transfer and conveyance of all right, title and interest of, in, to and under the Transferred Fleet Receivables and Receivables Property described above despite the intent of the parties hereto, VMS hereby grants a first priority "security interest" (as defined in the UCC as in effect in the State of New York) in the Transferred Fleet Receivables and Receivables Property and all proceeds thereof to the SPV and the parties agree that this Assignment shall constitute a security agreement under the UCC in effect in New York.

          9. This Assignment is made pursuant to and based upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer Agreement and is to be governed by the Transfer Agreement.

          IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                    PHH VEHICLE MANAGEMENT SERVICES LLC


                                    By  _______________________________
                                        Name:
                                        Title:


                                     RAVEN FUNDING LLC


                                     By  _____________________________
                                         Name:
                                         Title:

                     Schedule I to Receivables Assignment


Sold Fleet Receivables

Contributed Fleet Receivables

                                                             SCHEDULE 4.1(b)


                  Executive Offices; Collateral Locations and
                              Names of Originator


1.   Executive Office:

     900 Old Country Road
     Garden City, New York  11530

2.   Collateral Locations:

     307 International Circle
     Mail Code-CP
     Hunt Valley, Maryland  21030-1337

3.   Names:

     PHH Vehicle Management Services LLC
     PHH Vehicle Management Services Corporation
     PHH Fleet America Corporation
     Avis Leasing Corporation